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                                                                    EXHIBIT 10.4


                             STOCK PLEDGE AGREEMENT


        THIS STOCK PLEDGE AGREEMENT (this "Pledge") dated as of December 25, 1999, is entered into by and between Richard T. Harrison, an individual (the "Pledgor"), and Venture Catalyst Incorporated, formerly known as Inland Entertainment Corporation, a Utah corporation (the "Pledgee").

                                    RECITALS:

        A. The Pledgor is the owner of 750,000 shares of the Pledgee's common stock, $.001 par value per share, represented by Certificate No. SD3572 (which, together with any other shares of the Pledgee's common stock subsequently acquired by the Pledgor are referred to herein as the "Pledged Shares").

        B. The Pledgor and the Pledgee have entered into that certain Settlement and Release Agreement of even date herewith (as the same may be amended, modified or restated from time to time, the "Settlement Agreement").

        C. Pursuant to the Settlement Agreement, the Pledgee and the Pledgor have agreed, among other things, to enter into a Call Agreement of even date herewith relating to, and secured by, the Pledged Shares (as the same may be amended, modified or restated from time to time, the "Call Agreement").

        NOW, THEREFORE, in order to induce the Pledgee to enter into the Settlement Agreement and the Call Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Pledge.

                (a) The Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Pledgee, and grants to the Pledgee a security interest in:

                        (i) the Pledged Shares;

                        (ii) each certificate or other instrument representing any of the foregoing;

                        (iii) distributions or dividends or other monies of every kind and nature payable in respect of any or all of the foregoing; and


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                        (iv) the proceeds of the foregoing; (collectively, the
"Collateral"), in order to secure all obligations of the Pledgor hereunder and the obligations of the Pledgor under the Call Agreement.

                (b) In order to perfect a security interest in the Collateral, the Pledgor hereby delivers to the Pledgee appropriate undated stock transfer powers duly executed in blank for the Pledged Shares beneficially owned by the Pledgor on the date hereof and from time to time will deliver appropriate undated stock transfer powers duly executed in blank for any Pledged Shares acquired after the date hereof to be pledged hereunder.

                (c) During the term of this Pledge, the Pledgor shall not sell, transfer, assign or otherwise dispose of, grant any option with respect to, or mortgage, pledge (other than pursuant to this Pledge) or otherwise encumber the Pledged Shares or any interest therein.

        2. Power of Attorney, Income.

                (a) The Pledgor hereby irrevocably appoints the Pledgee the Pledgor's attorney, coupled with an interest, with full power of substitution:

                        (i) Upon a Default (as hereinafter defined) or pursuant to the exercise of a call under the Call Agreement, to arrange for the transfer of the Pledged Shares or any part thereof into the name of the Pledgee or into the name of the Pledgee's nominee, if, at any time, the Pledgee shall, in its sole discretion reasonably exercised, deem such a transfer to be desirable; and

                        (ii) For the purposes of taking any action and executing any instrument, in the name of the Pledgor or otherwise, which the Pledgee may at any time deem necessary or appropriate in order to (i) perfect its security interest in the Collateral or any part thereof, (ii) upon a Default hereunder, foreclose said security interest or otherwise exercise its rights under this Pledge and in and to the Collateral, or (iii) deliver the Pledged Shares to the Pledgee or any other person exercising rights pursuant to the Call Agreement.

                (b) As long as no Default hereunder shall have occurred and be continuing, the Pledgor shall, unless otherwise prohibited, be entitled to receive and retain any and all dividends and interests on the Pledged Shares, but any such dividends in stock or other securities of the Pledgee shall be and become part of the Pledged Shares.


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                (c) Upon the occurrence and during the continuance of a Default hereunder, the right of the Pledgor to receive the dividends and interest which the Pledgor is authorized to receive and retain pursuant to Paragraph 2(b) shall cease, and all such rights shall thereupon become vested in the Pledgee; provided, however, that the Pledgee, as the sole further condition to the vesting pursuant to this Paragraph 2(c) of such rights and powers of the Pledgee, shall notify the Pledgor in writing that the Pledgee elects to exercise such rights and power, and the Pledgee shall have the sole and exclusive right and authority to receive and retain the dividends and interest which the Pledgor would otherwise be authorized to retain pursuant to Paragraph 2(b) hereof.

                (d) Upon the occurrence and during the continuation of a Default hereunder, the Pledgee shall have an irrevocable proxy to vote all the Pledged Shares, with full power of substitution, at all meetings and actions, without meeting and any action for which shareholders consent is required or given. This proxy coupled with an interest may not be revoked while the Call Agreement is in force.

        3. Representations and Warranties. The Pledgor represents and warrants that:

                (a) This Pledge constitutes the valid, binding and enforceable obligation of the Pledgor.

                (b) The Pledgor shall defend the Pledgor's title to the Pledged Shares and sole beneficial ownership thereof against all persons claiming any interest therein except the Pledgee or any person claiming through the Pledgee.

                (c) Except for the restrictions imposed by the Call Agreement, this Pledge and restrictions on offerings and sales of securities imposed by applicable securities laws of the United States of America or any state or commonwealth thereof, there are not and will not be during the term of this Pledge any restrictions upon the sale or other disposition of any of the Collateral.

                (d) Except as contemplated by Paragraph 3(c), the Pledgor has good and valid title to the Pledged Shares, free and clear of any liens, claims, encumbrances, security interests, options, charges and restrictions of any kind, and the Pledgor now has and will have during the term of this Pledge, without obtaining the consent of any governmental authority, stock exchange or any other persons except the Pledgee, the right to pledge, to grant a security interest in, and otherwise to transfer and to dispose of the Collateral free of any liens, security interests or other encumbrances, and free of any rights or equities in favor of any other persons, except those created by this Pledge.


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        4. Defaults and Remedies. Any of the following shall constitute a
"Default" under this Pledge:

                (a) if any representation or warranty made by the Pledgor in this Pledge or in any instrument, document or certificate furnished hereunder or in connection herewith shall prove to have been incorrect in any material respect at the time it was made;

                (b) if the Pledgor fails to observe or perform any of the Pledgor's covenants, agreements, obligations and undertakings contained in this Pledge after ten (10) days' written notice by the Pledgee; or

                (c) the Pledgor breaches the Call Agreement in any material respect or fails to deliver the Pledged Shares upon the exercise of the Call Option (as defined in the Call Agreement).

In the event of any such Default, the Pledgee shall be cumulatively or alternatively entitled, without further notice to the Pledgor, and without necessity for legal proceedings (i) if the Default is a failure to deliver certificates representing the Pledged Shares subject to the Call Agreement, to deliver such certificates and to hold the proceeds received from the person exercising rights under the Call Agreement as additional Collateral, (ii) to sell any or all of the securities serving as Collateral; and (iii) to transfer to the name of, or register in the name of, the Pledgee or its nominee, as owner rather than a secured party, any or all Collateral. In addition, and not by way of limitation of the foregoing, the Pledgee shall have any or all remedies provided by law, including, but not limited to, all rights and powers of a secured party after default pursuant to the California Commercial Code.

        5. Application of Proceeds of Sale, etc. The proceeds of any sale or other disposition of, or any collection of or realization on, any of the Collateral, and any cash held by the Pledgee as part of the Collateral hereunder, shall be applied by the Pledgee from time to time to pay:

                (a) First, all costs, fees and expenses paid or incurred by the Pledgee (including all amounts paid by the Pledgee for the account of the Pledgor or to the Pledgee's agents, brokers, counsel and consultants) in connection with the exercise, protection or enforcement of the Pledgee's rights and remedies under this Pledge and in and to the Collateral, including any and all taxes, assessments, charges and encumbrances of every kind prior to the security interest created by this Pledge which the Pledgee may consider necessary or desirable to pay;

                (b) Second, the excess, if any, shall be held as Collateral to the extent any remaining obligations under the Call Agreement remain unsatisfied; and


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                (c) Third, the excess, if any, after all remaining obligations under the Call Agreement have been satisfied, shall be paid to the Pledgor or to whomever is then legally entitled to receive the same

        6. Duty of the Pledgee; Exercise of Rights and Remedies. The Pledgee shall have no duty as to the protection of any of the Collateral or any income with respect thereto, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining to any of the Collateral beyond reasonable care in its custody. Upon Default hereunder, the Pledgee may exercise its rights and remedies with respect to any of the Collateral without resort or regard to other security or sources of payment for the Pledgor's obligations.

        7. No Release; Waivers, Etc.

                (a) No Release. The Pledgor shall continue to be liable under this Pledge and the provisions hereof shall remain in full force and effect notwithstanding (i) the Pledgee's waiver of or failure to enforce any of the terms, covenants or conditions contained in the Settlement Agreement or any modification thereof; or (ii) any release of any real or personal property or other security then held by the Pledgee for the performance of the Pledgor's obligations hereunder.

                (b) Waiver of Demand. The Pledgor hereby waives: (i) diligence and demand of payment; (ii) all notices to the Pledgor or to any other person, including, but not limited to, notices of the acceptance of this Pledge or notice of any other matters relating thereto; (iii) all demands whatsoever; (iv) any statute of limitations affecting the Pledgor's liability hereunder or the enforcement thereof; and (v) all principles or provisions of law, which conflict with the terms of this Pledge. Moreover, the Pledgor agrees that his obligations shall not be affected by any circumstances which constitute a legal or equitable discharge of a guarantor or surety.

                (c) No Prior Remedy Received. The Pledgor agrees that the Pledgee or its assigns and endorsees may enforce this Pledge without the necessity of resorting to or exhausting any security or collateral; and the Pledgor hereby waives the right to require the Pledgee or its assigns or endorsees to foreclose any lien on any real or personal property, to pursue any other remedy or to enforce any other right.

                (d) No Limitation of Rights. The Pledgor further agrees that nothing contained herein shall prevent the Pledgee from suing on the Call Agreement or from exercising any rights available to it thereunder and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of the Pledgor. The Pledgor hereby authorizes and empowers the Pledgee to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available.


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        8. Cumulative Remedies. The remedies provided in this Pledge in favor of the Pledgee shall not be deemed exclusive but shall be cumulative and shall be in addition to all of the remedies in favor of the Pledgee existing at law or in equity.

        9. Terms Subject to Applicable Law. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable laws, and are intended to be limited to the extent necessary so that they will not render this Pledge invalid, unenforceable or entitled to be recorded, registered or filed under any applicable law. If any term of this Pledge or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of any other terms of this Pledge or any other applications of such term shall in no way be affected thereby.

        10. Miscellaneous.

                (a) Waivers. No failure to exercise and no delay in exercising on the part of the Pledgee, any right, power or remedy under this Pledge or the Call Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The failure of the Pledgee to insist upon the strict observance or enforcement of any provision of this Pledge shall not be construed as a waiver or relinquishment of such provision. Any waiver of any right, power, remedy, term or condition contained herein shall only be effective if it is in writing and signed by the Pledgee.

                (b) Survival of Agreements, etc. All representations, warranties, covenants and agreements made by the Pledgor in this Pledge or in any instrument, document or certificate furnished hereunder or in connection herewith shall be deemed to have been relied upon by the Pledgee, notwithstanding any investigation heretofore or hereafter made by the Pledgee, and shall survive the delivery of this Pledge, the Collateral and the incurrence of any obligations.

                (c) Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) if personally delivered; (ii) if sent by telecopy, facsimile or other electronic means; or (iii) if mailed by overnight or by first class, certified or registered mail, postage prepaid, return receipt requested, and properly addressed as follows:

                         If to the Pledgor, to:

                                Richard T. Harrison
                                747 Golden Park Avenue
                                San Diego, California 92106
                                Fax: (619) 239-5601, c/o Richard E. Sparber, Esq


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                                 e-mail:  rsparber@sddowntown.sfprdom.sfpr.com

                          with a copy to:

                                 Sparber, Ferguson, Ponder & Ryan
                                 701 B Street, 10th Floor
                                 San Diego, California 92101-8103
                                 Attn:  Richard E. Sparber, Esq.
                                 Fax:  (619) 239-5601
                                 e-mail:  rsparber@sddowntown.sfprdom.sfpr.com

                          If to the Pledgee, to:

                                 Venture Catalyst Incorporated
                                 16868 Via Del Campo Court, Suite 200
                                 San Diego, California 92127
                                 Attn:  Kevin McIntosh
                                        Vice President, Chief Financial Officer,
                                        Secretary and Treasurer
                                 Fax:  (858) 716-2101
                                 e-mail: kmcintosh@inld.com


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                          with a copy to:

                                 Paul, Hastings, Janofsky and Walker, LLP
                                 695 Town Center Drive, 17th Floor
                                 Costa Mesa, California 92626
                                 Attn:  John F. Della Grotta, Esq.
                                 Fax:  (714) 979-1921
                                 e-mail:  jfdellagrotta@phjw.com

Such addresses may be changed, from time to time, by means of a notice given in the manner provided above. Notice will conclusively be deemed to have been given when personally delivered (including, but not limited to, by messenger or courier); or if given by mail, on the date of delivery, if given by Federal Express or other similar overnight service or on the third day after being sent by first class, certified or registered mail; or if given by telecopy or facsimile machine or other electronic media, when confirmation of transmission is indicated by the sender's machine. Notices, requests, demands and other communications delivered to legal counsel of any party hereto, whether or not such counsel shall consist of in-house or outside counsel, shall not constitute duly given notice to any party hereto.

                (d) Amendments. This Pledge may only be amended by a writing executed by the Pledgor and the Pledgee.

                (e) Governing Law. This Pledge shall be governed by and construed in accordance with the laws of the State of California without giving effect to principles of conflict of laws. The Pledgor and the Pledgee hereby agree that all actions or proceedings arising directly or indirectly hereunder, whether instituted by the Pledgee or the Pledgor, shall be litigated in courts having situs within the State of California, County of San Diego and the Pledgor and the Pledgee hereby expressly consent to the jurisdiction of any local, state or Federal court located within said state and county, and consent that any service of process in such action or proceeding may be made by personal service upon the Pledgor or the Pledgee wherever the Pledgor or the Pledgee may be located, respectively, or by certified or registered mail directed to the Pledgor or the Pledgee at his/its last known address. The Pledgor and the Pledgee waive trial by jury, any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder.

                (f) Successors and Assigns. This Pledge shall be binding upon and shall inure to the benefit of the Pledgor and the Pledgee and their respective successors and assigns.


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                (g) Section Headings. The headings set forth in this Pledge are for convenience of reference only and shall not be deemed to define or limit the provisions hereof or to affect in any way their construction and application.

                (h) Termination. This Pledge shall terminate and the Collateral returned to the Pledgor after the Call Agreement has terminated.


                            (Signature Page Follows)


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                    (SIGNATURE PAGE - STOCK PLEDGE AGREEMENT)

        IN WITNESS WHEREOF, the Pledgor and the Pledgee have executed and delivered this Pledge on the date first above written.

                                            PLEDGOR:

                                            RICHARD T. HARRISON


                                            /s/  RICHARD T. HARRISON
                                            ------------------------------------


                                            PLEDGEE:

                                            VENTURE CATALYST INCORPORATED,
                                            a Utah corporation


                                            By: /s/ L. DONALD SPEER, II
                                               ---------------------------------
                                            L. Donald Speer, II
                                            Chairman of the Board and
                                            Chief Executive Officer




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